239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 Second Quarter 2024 Earnings Supplement NASDAQ: MRBK

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 2Meridian Corporation FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words "will", “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” "project", or similar expressions generally indicate a forward-looking statement. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: Local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; Volatility and disruption in national and international financial markets; Adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; Government intervention in the U.S. financial system; Changes in the mix of loan geographies, sectors and types or the level of non-performing assets and charge-offs; Our ability to manage our commercial real estate exposure; Changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; The effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; Inflation, interest rate, securities market and monetary fluctuations; The effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; Impairment of our goodwill or other intangible assets; Acts of God or of war or terrorism; Changes in consumer spending, borrowings and savings habits; Changes in the financial performance and/or condition of our borrowers; Technological changes, including the rise of AI as a commonly used resource; The cost and effects of cyber incidents or other failures, interruption or security breaches of our systems or those of third-party providers; Acquisitions and integration of acquired businesses; Our ability to increase market share and control expenses; Our ability to attract and retain qualified employees; Changes in the competitive environment in our markets and among banking organizations and other financial service providers; The effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the PCAOB, the FASB and other accounting standard setters; Changes in the reliability of our vendors, internal control systems or information systems; Changes in our liquidity position; Changes in our organization, compensation and benefit plans; The costs and effects of legal and regulatory developments, the resolution of legal proceedings or regulatory or other governmental inquiries, the results of regulatory examinations or reviews and the ability to obtain required regulatory approvals; Greater than expected costs or difficulties related to the integration of new products and lines of business; Our success at managing the risks involved in the foregoing items. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review the Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. The Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Corporation or by or on behalf of Meridian Bank, except as may be required under applicable laws.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 3Meridian Corporation MRBK INVESTMENT HIGHLIGHTS "Go to" bank in the Delaware Valley Valuable customer base trained to solely use electronic channel. Regional presence with a community touch. Focus on Commercial, CRE and SBA lending - 80% of loan book. Comfortably handle all but the largest companies. Skilled management team with extensive in-market experience. Demonstrated organic growth engine in diversified loan segments. Strong sales culture that capitalizes on market disruption.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 4Meridian Corporation GEOGRAPHIC FOOTPRINT Regional Market • Serves PA, NJ, DE & MD • Philadelphia MSA is 8th largest in the US Satellite Commercial Loan Production Office Naples, FL Reaches broad SW FL market HQ in Malvern, PA • 6 full service branches • Main office in Wayne, PA • 8 mortgage loan production offices

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 5Meridian Corporation Q2'2024 vs Q2'2023 Financial Recap 1) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. Summary Income Statement ($000s) Q2'2024 Q2'2023 Net Interest Income $ 16,846 $ 17,098 Provision for Credit Losses 2,680 705 Non-Interest Income 9,244 9,124 Non-Interest Expense 19,018 19,615 Income Before Income Taxes 4,392 5,902 Income Taxes 1,066 1,257 Net income $ 3,326 $ 4,645 Earnings Per Share Diluted Earnings Per Share $ 0.30 $ 0.41 Pre-Tax, Pre-Provision Income by Segment 1 Bank $ 5,851 $ 7,285 Wealth 676 317 Mortgage 545 (995) Pre-Tax, Pre-Provision Income $ 7,072 $ 6,607 Summary Balance Sheet Q2'2024 Q2'2023 Assets ($M) $ 2,352 $ 2,207 Loans ($M) $ 1,989 $ 1,860 Deposits ($M) $ 1,915 $ 1,783 Equity ($M) $ 162 $ 154 Assets ($M) Loans ($M) Deposits ($M) Q2'2020 Q2'2021 Q2'2022 Q2'2023 Q2'2024 $1,000 $2,000 $3,000

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 6Meridian Corporation Q2'2024 HIGHLIGHTS 1) As of and for the quarter ended and year ended June 30, 2024, per July 26, 2024 press release. 2) Includes loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. For the Calendar Quarter Ended Balance Sheet ($M) Q2'2024 Q1'2024 Q4'2023 Q3'2023 Q2'2023 Total Assets $ 2,352 $ 2,293 $ 2,246 $ 2,231 $ 2,207 Total Loans & Leases² 2,043 1,985 1,921 1,909 1,900 Deposits 1,915 1,901 1,823 1,809 1,783 Equity 162 160 158 155 154 Tangible Equity / Tangible Assets3 6.76% 6.82% 6.87% 6.79% 6.81 % Net Income & Share Data ($000s) Net Income $ 3,326 $ 2,676 $ 571 $ 4,005 $ 4,645 Diluted EPS 0.30 0.24 0.05 0.35 0.41 Price per Common Share 10.52 9.92 13.90 9.80 9.95 TBV per Share 14.17 13.96 13.78 13.53 13.42 Pre-tax, Pre-Provision Income3 7,072 6,419 5,357 5,292 6,607 Common Dividends per Share 0.125 0.125 0.125 0.125 0.125 Dividend Yield (annualized) 4.8% 5.0% 3.6% 5.1% 5.0 % Payout Ratio 41.7% 52.1% 250.0% 34.7% 29.8 % Profitability (%) ROAA 0.58% 0.47% 0.10% 0.73% 0.86 % ROAE 8.25% 6.73% 1.44% 10.17% 12.08 % NIM 3.06% 3.09% 3.18% 3.29% 3.33%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 7Meridian Corporation Q2'2024 INCOME STATEMENT TRENDS ($000s) Pre-tax, Pre-provision Income by Segment Q2'2023 Q1'2024 Q2'2024 Bank $ 7,285 $ 6,406 $ 5,851 Wealth 317 478 676 Mortgage (995) (465) 545 Total Pre-tax, Pre-provision Income $ 6,607 $ 6,419 $ 7,072 Q2'2023 Q1'2024 Q2'2024 Net Interest Income Non-Interest Income Non-Interest Expense Pre-Tax, Pre- Provision Income Net Income $0 $5,000 $10,000 $15,000 $20,000

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 8Meridian Corporation NET INTEREST MARGIN 3.33% 3.29% 3.18% 3.09% 3.06% 6.57% 6.76% 6.81% 6.90% 6.98% 3.39% 3.63% 3.81% 4.00% 4.10% Net Interest Margin Yield on Earning Assets Cost of Funds Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 9Meridian Corporation MORTGAGE VOLUME & MARGIN TRENDS 2.67% 2.73% 3.14% 2.89% 2.71% 2.76% 2.95% 2.81% Closed and Funded - Purchase Closed and Funded - Refi Sold Volume Margin Q3'2022 Q4'2022 Q1'2023 Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 $0 $60 $120 $180 $240 $300 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% Q3'2022 Q4'2022 Q1'2023 Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 Refinance (%) 14% 11% 13% 9% 10% 13% 16% 10% Purchase (%) 86% 88% 87% 91% 90% 87% 84% 90%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 10Meridian Corporation LOAN PORTFOLIO COMPOSITION Portfolio Balance (000s) June 30, 2024 QTR* Growth % Commercial mortgage 775,298 6.3 % Commercial and industrial 352,471 29.6 % Construction 262,624 (0.7) % SBA loans 151,458 13.2 % Leases, net 97,624 (41.4) % Residential mortgage 259,469 (5.1) % Home equity 83,828 36.9 % Consumer, other 369 (12.6) % Total portfolio loans $ 1,983,141 6.8 % Commercial mortgage, 39% Consumer , 17% Construction, 13% Commercial and industrial, 18% SBA , 8% Leases, 5% Commercial - 83% Consumer- 17% *Quarter growth annualized

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 11Meridian Corporation C&I LOAN PORTFOLIO OVERVIEW C&I Portfolio By Industry as of June 30, 2024 10 Largest C&I Relationships as a % of C&I Portfolio 15% 10 Largest C&I Relationships as a % of Total Loan Portfolio 6 % Average Loan Size Outstanding of C&I Portfolio ($000s) $581 Weighted Average Risk Rating of C&I Portfolio 4.0 (pass) Maufacturing, 17.5% Other, 20.5% Health & Social Services, 10.0% RE Investment, 9.1% Professional Services, 9.0% Constr Related, 8.2% WholesaleTrade, 7.8% Financial, Insurance & RE Services, 6.1% Retail Trade, 5.8% Admin & Support, 4.3% Waste Mgmt & Remediation, 1.6% Total C&I Loans* $809 million *Includes owner occupied CRE of $244 million Portfolio Characteristics

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 12Meridian Corporation Resi & Coml Constr, 30.7% Resi RE Inv, 29.1% Com RE Inv, 18.8% Leisure, 7.7% Construction Related, 2.6% RE & Rental Lease, 1.7% Other, 9.4% CRE LOAN PORTFOLIO OVERVIEW Total CRE Loans $793 Million* (as a % of CRE loans) *Owner occupied CRE of $244 million not included (see C&I chart) Included in CRE: • $117.5M of multi-family loans Region Amount ($000s) % of Total Philadelphia 57,111 49 % Montgomery County, PA 18,966 16 % Chester County, PA 16,835 14 % Bucks County, PA 7,140 6 % Wilmington, DE 7,134 6 % Southern NJ 4,223 4 % Delaware County PA 3,996 3 % Out of Market 2,092 2% $ 117,497

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 13Meridian Corporation CRE RATIOS - 100 & 300* 116% 273% CRE 100 Ratio CRE 300 Ratio Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Jun-24 50% 100% 150% 200% 250% 300% Increase of $120M in Construction of which $56M was Multi-family * The CRE 100 Ratio and CRE 300 Ratio consist of construction loans (100) and non-owner occupied CRE loans (300) compared to total risk-based capital at June 30, 2024.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 14Meridian Corporation ASSET QUALITY TRENDS 0.04% 0.02% 0.05% 0.08% 0.05% 0.05% 0.11% 0.12% 0.20% 1.24% 1.20% 1.11% 1.11% 1.32% 1.38% 1.58% 1.74% 1.68% NCOs / Avg Loans NPAs / Assets Q2'2022 Q3'2022 Q4'2022 Q1'2023 Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 15Meridian Corporation INTEREST RATE SENSITIVITY & LIQUIDITY *as rate shifts upward and downward on the yield curve in even increments over twelve months (ramp) Calculated Increase (Decrease) in Projected Annual Net Interest Income* June 30, 2024 June 30, 2023 $ Change (000s) % Change $ Change (000s) % Change Rates up 200 bps (5) (0.1) % (89) (1.1) % Rates up 100 bps 10 0.1% (34) (0.4) % Rates down 100 bps (91) (1.3) % (89) (1.1) % Rates down 200 bps (151) (2.2) % (179) (2.2) % Projected Interest Sensitivity Changes as a Measure of Net Interest Income Relatively neutral

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 16Meridian Corporation ACL COMPOSITION (Q2'2024 vs Q1'2024) 16 Funded ACL ($000's) Q1'2024 Funded ACL as % of Portfolio Q2'2024 Funded ACL as % of Portfolio Commercial loans (C&I, CRE, and construction) 9,378 0.69% 9,078 0.65 % Small business loans 7,005 4.92% 7,498 5.11 % Home equity lines and loans 998 1.31% 1,114 1.45 % Residential mortgage 1,020 0.39% 1,059 0.40 % Leases 3,706 3.05% 2,954 2.71 % Total Funded ACL $ 22,107 $ 21,703 ACL to Loans HFI (1) 1.19% 1.10% (1) Excludes loans held for sale and loans at FV ACL Trend ACL ACL to Loans HFI 1/1/2023 (Day 1) Q1'2023 Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 $— $5,000 $10,000 $15,000 $20,000 $25,000 0.25% 0.50% 0.75% 1.00% 1.25%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 17Meridian Corporation APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 18Meridian Corporation HISTORICAL FINANCIAL DATA 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. As of or the Quarter Ended As of or the Year Ended (dollars in thousands) Q2'2024 Q1'2024 Q2'2023 2023Y 2022Y 2021Y Balance Sheet Total Assets $ 2,351,584 $ 2,292,923 $ 2,206,877 $ 2,246,193 $ 2,062,228 $ 1,713,443 Loans (1) 2,042,813 1,985,439 1,900,261 1,920,622 1,765,925 1,467,339 Deposits 1,915,436 1,900,696 1,782,605 1,823,462 1,712,479 1,446,413 Gross Loans / Deposits 106.65% 104.46% 106.60% 105.33% 103.12% 101.45 % Capital Total Equity $ 162,382 $ 159,936 $ 153,962 $ 158,022 $ 153,280 $ 165,360 Tangible Common Equity / Tangible Assets - HC (3) 6.76% 6.82% 6.81% 6.87% 7.25% 9.42 % Tangible Common Equity / Tangible Assets - Bank (3) 8.85 8.93 8.54 8.94 8.80 11.54 Tier 1 Leverage Ratio - Bank 9.33 9.42 9.22 9.46 9.95 11.51 Total Capital Ratio - Bank 10.84 10.95 11.43 11.17 11.87 14.63 Commercial Real Estate Loans / Total RBC 275.8% 266.6% 262.0% 255.9% 232.8% 167.2 % Earnings & Profitability Net Income $ 3,326 $ 2,676 $ 4,645 $ 13,243 $ 21,829 $ 35,585 ROA 0.58% 0.47% 0.86% 0.61% 1.18% 2.06 % ROE 8.25 6.73 12.08 8.53 13.87 23.74 Net Interest Margin (NIM)(TEY) 3.06 3.09 3.33 3.35 3.98 3.77 Non-Int Inc. / Avg. Assets 1.60 1.42 1.69 1.48 2.26 5.09 Efficiency Ratio 72.89% 73.90% 74.80% 76.43% 72.81% 68.65 % Asset Quality Nonaccrual Loans / Loans (1) 1.84% 1.93% 1.44% 1.76% 1.20% 1.57 % NPAs / Assets 1.68 1.74 1.32 1.58 1.11 1.34 Reserves / Loans (2) (3) 1.10 1.19 1.10 1.17 1.09 1.46 NCOs / Average Loans 0.20% 0.12% 0.05% 0.30% 0.15% 0.00 % Yield and Cost Yield on Earning Assets (TEY) 6.98% 6.90% 6.57% 6.62% 5.02% 4.27 % Cost of Deposits 3.98 3.84 3.17 3.24 0.97 0.48 Cost of Interest-Bearing Liabilities 4.60% 4.51% 3.92% 3.97% 1.36% 0.65%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 19Meridian Corporation Allowance For Credit Losses (ACL) to Loans, Net of Fees and Costs, Excluding Loans at Fair Value (dollars in thousands) June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Allowance for credit losses (GAAP) $ 21,703 $ 23,171 $ 22,107 $ 19,683 $ 20,242 Loans, net of fees and costs (GAAP) 1,988,535 1,956,315 1,895,806 1,885,629 1,859,839 Less: Loans fair valued (12,900) (13,139) (13,726) (13,231) (14,403) Loans, net of fees and costs, excluding loans at fair value (non- GAAP) $ 1,975,635 $ 1,943,176 $ 1,882,080 $ 1,872,398 $ 1,845,436 ACL to loans, net of fees and costs (GAAP) 1.09% 1.18% 1.17% 1.04% 1.09 % ACL to loans, net of fees and costs, excluding FV loans (non-GAAP) 1.10% 1.19% 1.17% 1.05% 1.10 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Pre-tax, Pre-provision Reconciliation Three Months Ended (Dollars in thousands, except per share data) June 30, 2024 March 31, 2024 June 30, 2023 Income before income tax expense $ 4,392 $ 3,553 $ 5,902 Provision for credit losses 2,680 2,866 705 Pre-tax, pre-provision income $ 7,072 $ 6,419 $ 6,607 Bank $ 5,851 $ 6,406 $ 7,285 Wealth 676 478 317 Mortgage 545 (465) (995) Pre-tax, pre-provision income $ 7,072 $ 6,419 $ 6,607

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 20Meridian Corporation (dollars in thousands) June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Tangible common equity ratio - Consolidated: Total stockholders' equity (GAAP) $ 162,382 $ 159,936 $ 158,022 $ 155,114 $ 153,962 Less: Goodwill and intangible assets (3,768) (3,819) (3,870) (3,921) (3,972) Tangible common equity (non-GAAP) $ 158,614 $ 156,117 $ 154,152 $ 151,193 $ 149,990 Total assets (GAAP) $ 2,351,584 $ 2,292,923 $ 2,246,193 $ 2,230,971 $ 2,206,877 Less: Goodwill and intangible assets (3,768) (3,819) (3,870) (3,921) (3,972) Tangible assets (non-GAAP) $ 2,347,816 $ 2,289,104 $ 2,242,323 $ 2,227,050 $ 2,202,905 Tangible common equity ratio (non-GAAP) 6.76% 6.82% 6.87% 6.79% 6.81 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 211,308 $ 208,319 $ 204,132 $ 201,996 $ 192,209 Less: Goodwill and intangible assets (3,768) (3,819) (3,870) (3,921) (3,972) Tangible common equity (non-GAAP) $ 207,540 $ 204,500 $ 200,262 $ 198,075 $ 188,237 Total assets (GAAP) $ 2,349,600 $ 2,292,894 $ 2,244,893 $ 2,232,297 $ 2,208,252 Less: Goodwill and intangible assets (3,768) (3,819) (3,870) (3,921) (3,972) Tangible assets (non-GAAP) $ 2,345,832 $ 2,289,075 $ 2,241,023 $ 2,228,376 $ 2,204,280 Tangible common equity ratio (non-GAAP) 8.85% 8.93% 8.94% 8.89% 8.54 % RECONCILIATION OF NON-GAAP MEASURES